SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ___________


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 29, 2003
                ________________________________________________
                Date of Report (Date of earliest event reported)


                 AIRLEASE LTD., A CALIFORNIA LIMITED PARTNERSHIP
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                      1-9259                 94-3008908
________________________________________________________________________________
(State or other jurisdiction        (Commission File         (I.R.S. Employer
     of incorporation)                  Number)             Identification No.)


555 CALIFORNIA STREET, 4TH FLOOR, SAN FRANCISCO, CALIFORNIA              94104
________________________________________________________________________________
(Address of principal executive offices)                              (Zip Code)


                                 (415) 765-1814
               __________________________________________________
               Registrant's telephone number, including area code


                                  INAPPLICABLE
          ____________________________________________________________
          (Former name or former address if changed since last report)


Exhibit Index located on page 2.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

NUMBER   EXHIBIT

 99.1    Press Release dated April 29, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

                  The information below included in this Current Report on Form 8-K is furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition," and is reported under this Item 9 in accordance with SEC Release No. 33-8216.

                  On April 29, 2003, Airlease Ltd., A California Limited Partnership issued a press release announcing its results for the quarter ended March 31, 2003.









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


                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     AIRLEASE LTD., A CALIFORNIA LIMITED
                                     PARTNERSHIP



                                     By:      Airlease Management Services, Inc.
                                              General Partner



                                     By: /s/ DAVID B. GEBLER
                                         ______________________________
                                             David B. Gebler, Chairman,
                                             Chief Executive Officer

Dated: May 8, 2003









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